TERMINATION OF SEVERANCE AGREEMENT

         This Termination of Severance Agreement (the "Termination Agreement") is made and entered into on this __ day of July, 2000, by and between PLM Financial Services, Inc. ("FSI") and Stephen M. Bess ("Employee"), who hereby state as follows:

         Whereas, Employee and FSI are parties to that certain Severance Agreement (the "FSI Severance Agreement") dated December 2, 1996, attached hereto as Exhibit 1;

         Whereas, concurrently with entering into this Termination Agreement, Employee is entering into a Severance Agreement (the "PLM Severance Agreement") with PLM International, Inc. (the "Company"), the 100% owner of FSI, which provides for severance pay and benefits to Employee under circumstances described in the PLM Severance Agreement in the event Employee is terminated from the Company;

         Whereas, because Employee and the Company have agreed to and are entering into the PLM Severance Agreement, Employee and FSI have agreed to enter into this Termination Agreement.

         NOW, THEREFORE, in consideration of the above premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, FSI and Employee agree as follows:

         1. Termination of FSI Severance Agreement. The FSI Severance Agreement is hereby terminated, and neither Employee nor FSI shall have any further rights or obligations thereunder.

         2. The Company is expressly intended by the parties hereto to be a beneficiary of this Termination Agreement.

         3. This Termination Agreement contains the full and complete understanding of the parties regarding the subject matter contained herein and supersedes all prior representations, promises, agreements and warranties, whether oral or written.

         4. This Agreement shall be governed by and interpreted according to the laws of the state of California.


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         IN WITNESS  WHEREOF,  the parties have executed this document as of the date specified above.

PLM FINANCIAL SERVICES, INC.                EMPLOYEE



By:                                          /s/ Stephen M. Bess
Its:                                        Stephen M. Bess

ATTEST:                                     ATTEST:


Acknowledged:

PLM INTERNATIONAL, INC.



By:
Its:

ATTEST: